Exhibit 99.1

Corporate Presentation February 2021 NASDAQ: VSTM

Safe Harbor Statement This presentation includes forward-looking statements about, among other things, Verastem Oncology’s products and product candidates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology products and product candidates, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the development and potential commercialization of our product candidates, including defactinib in combination with VS-6766; the occurrence of adverse safety events and/or unexpected concerns that may arise from additional data or analysis or result in unmanageable safety profiles as compared to their levels of efficacy; or our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates Additional information regarding these factors can be found in Verastem Oncology’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in any subsequent filings with the SEC, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors that May Affect Future Results,” as well as in our subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (SEC) and available at www.sec.gov and www.verastem.com. The forward-looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements. 2

Well Positioned to Capitalize on Growth Opportunities We are a biopharmaceutical company committed to developing and commercializing new medicines for patients battling cancer New lead clinical program has best-in-class potential Rapid development paths to market Significant downstream market opportunity and blockbuster potential Strong balance sheet VS-6766 (RAF/MEKi) and defactinib (FAKi) are clinically active against RAS mutant cancers Validating clinical results achieved in KRAS mutant low-grade serous ovarian cancer (LGSOC), strong signal in KRAS mutant G12V NSCLC; registration-directed trials initiated in 4Q 2020 30% of all human cancers are driven by mutations in RAS family of genes; VS-6766 combinations broadly applicable across a variety of tumor types Monetization of COPIKTRA® (duvelisib) provides funding until at least 2024 Proforma Cash Balance of $168.3 million, after Hercules Debt Repayment Starting in 2021, annual operating expense forecast $50 million 3

2020 Highlights: A Transformative Year for Verastem Oncology January:In-licensed global rights to VS-6766, best-in-class RAF/MEK inhibitor, from Chugai February: PIPE financing based on data for new clinical program September:Divested global rights to Copiktra to Secura Bio November:Initiated registration-directed ph. 2 study in LGSOC December:Initiated registration-directed ph. 2 study in NSCLC 4

VS-6766 RAF/MEK Inhibitor Program Overview

VS-6766 is a differentiated, best-in-class asset potentially applicable across multiple patient populations Unique dual RAF/MEK targeting mechanism of action Best-in-class safety & tolerability profile relative to marketed MEK inhibitors, with potential for combinability with agents from multiple target classes Novel intermittent dosing schedule; convenient oral regimen Clear signals of clinical activity in various RAS-driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors Strong preclinical and clinical synergy data in combination with other agents targeting RAS pathway and parallel pathways 6

VS-6766 is a Unique Small Molecule RAF/MEK Inhibitor



Growth factors
RTK
RAS
RAF
MEK
ERK
Tumor Growth

- VS-6766 inhibits both MEK & RAF kinase activities
- MEK inhibitors paradoxically induce MEK phosphorylation (pMEK) by relieving ERK-dependent feedback inhibition of RAF
- By inhibiting RAF phosphorylation of MEK, VS-6766 has advantage of not inducing pMEK
- VS-6766 inhibits ERK signaling more completely; may confer enhanced therapeutic activity



MEK1
IC50: 0.16 ± 0.043 µmol/L
RAF family
IC50(CRAF●): 0.056 ± 0.016 µmol/L
IC50(BRAF □): 0.019 ± 0.0030 µmol/L
IC50(BRAF V600E▲): 0.0082 ± 0.0015 µmol/L
% Inhibition
VS-6766 conc. (µmol/L)



VS-6766
PD0325901
0 0.01 0.03 0.1 0.3 1 3 10
pMEK
MEK
pERK
ERK

Reference: Ishii et al., *Cancer Res*, 2013; Lito et al., *Cancer Cell*, 2014; Blasco, R. B. et al. *Cancer Cell* (2011); Sanclemente, M. et al. *Cancer Cell* (2018)

7

Vertical Blockade: Establishing VS-6766 as the backbone of therapy for RAS pathway-driven tumors


Growth factors
RTK
EGFRi
FGFRi
SHP2i
SOS1i
G12Ci
RAS
RAFi
RAF
VS-6766
MEKi
MEK
ERKi
ERK
Tumor Growth

- Current Challenges
  - Blocking any single target in the pathway is insufficient for maximum depth and duration of anti-tumor efficacy
    - e.g.,, SHP2i, KRAS-G12Ci, RAFi, MEKi, ERKi
  - Vertical inhibition concept is now well established
    - Necessary to block more than 1 target in the pathway
  - Many of these agents (e.g., SHP2i, MEKi) have poor tolerability as monotherapy and in combination

- Solutions offered by VS-6766
  - Vertical inhibition (RAF and MEK blockade) in a single drug
  - Best-in-class tolerability with established twice weekly dosing regimen
    - Should enable tolerable combinations
  - Compelling synergy data (preclinical) emerging for VS-6766 combinations (e.g., with KRAS-G12C inhibitors)

References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

8

Parallel Pathway Blockade: Establishing VS-6766 as the backbone of therapy for RAS pathway-driven tumors



Growth factors
Extracellular Matrix
RTK
Integrin
β
α
EGFRi
FGFRi
SHP2i
SOS1i
G12Ci
RAFi
MEKi
ERKi
RAS
RAF
MEK
ERK
VS-6766
FAK
FAKi
P
SRC
PI3K
AKT
AKTi
mTOR
mTORi
RhoA, YAP, etc.
Tumor Growth

- Current Challenges
  - Blocking Ras pathway can be circumvented through parallel pathways
    - e.g. PI3K/AKT/mTOR, FAK, RhoA, YAP
  - Combinations of MEKi + AKTi have shown poor tolerability
- Solutions offered with VS-6766
  - Good tolerability with twice weekly VS-6766 opens up intermittent dosing options for combinations
  - Compelling preclinical synergy data with VS-6766 in combination with FAK inhibition and with AKT pathway inhibition (e.g. everolimus)
  - RP2D established for VS-6766 + defactinib and for VS-6766 + mTORi (everolimus) with twice weekly regimen (Udai Banerji, 3Q20)

References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

9

Robust Pipeline Targeting the RAS Pathway and Multiple Growth Opportunities VS-6766 (RAF/MEK inhibition) Combinations FRAME study in advanced LGSOC1,2 with defactinib FRAME study in advanced KRAS mt NSCLC1,2 with defactinib FRAME study in advanced CRC1,2 with defactinib FRAME study in advanced KRAS-G12V mt NSCLC1,2 with defactinib FRAME study in advanced pancreatic cancer1,2 with defactinib FRAME study in advanced KRAS mt endometrial cancer1,2 with defactinib RAMP registration-directed study in recurrent LGSOC3 monotherapy and in combination with defactinib RAMP registration-directed study in recurrent KRAS mt NSCLC4 monotherapy and in combination with defactinib Metastatic uveal melanoma1 with defactinib KRAS mt NSCLC1 VS-6766 + everolimus PRECLINICALPHASE 1 / 1BPHASE 2PHASE 3MARKET *Pre-clinical studies ongoing in multiple KRAS mutant tumors 1 Investigator-sponsored trial 2 NCT03875820 3 NCT04625270 4 NCT04620330 10

VS-6766 +/-Defactinib in Low-Grade Serous Ovarian Cancer

What is Low-Grade Serous Ovarian Cancer (LGSOC)?

Verastem Oncology

- LGSOC is a type of ovarian cancer that disproportionately affects younger women
- 1,000 to 2,000 patients in the U.S. and 15,000 to 30,000 worldwide diagnosed with LGSOC each year
- A slow growing cancer, that has a median survival of almost 10 years, so patients remain in treatment for a long time (10-yr prevalence ~80,000 worldwide, ~6,000 US)
- Patients often experience significant pain and suffering from their disease over time
- Most prior research has focused on high grade serous ovarian cancer (HGSOC). However, LGSOC is clinically, histologically and molecularly unique from HGSOC with limited treatments available

~30% of LGSOC Patients Have KRAS mt
~70% of LGSOC Shows RAS Pathway-Associated mts



Non-RAS-associated, 30%
KRAS mutant, 30%
Other RAS-associated gene mutations, 20%
NRAS, BRAF, ARAF mutant, 20%

Source: AACR Project GENIE Cohort v9.0-public and Verastem unpublished analysis

Source: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018.

12

LGSOC: Limited Treatment Options With High Unmet Need Low-Grade Ovarian Cancer – Treatment Algorithm1 Limited Response Rates for Available Treatments: Stage IA-IB Observe only Stage ICStage II-IV Pt Chemo Combo: Carbo-Pt + Paclitaxel (preferred) + Beva for Stage II-IV (incl maintenance Beva) OR Hormonal Tx (2B) Recurrence 30% 25% 20% 15% 10% 5% 0% 15%3 14%2 <10%2 24%4 26%2 Pt-SensitivePt-Resistance NCCN guidelines Gershenson, et al. ESMO 2019. Farley, et al. Lancet Oncology, 2013. Pt-Chemo combo +/-Beva Trametinib Fulvestrant Taxane or gemcitabine, or doxorubicine, or topotecan +/-Beva Trametinib Fulvestrant 31-35% discontinuation rate with MEK inhibitors due to AEs No discontinuations in the FRAME study due to AEs Grisham, Monk, Banerjee, et al. IGCS 2019. 13

Favorable Tolerability Profile with Novel Intermittent Dosing Regimen Summary of Adverse Events Grade ≥3 Occurring in ≥ 5% of patients 1 Chenard-Poirier, et al. ASCO 2017 References: Banerji, Q4 2020 report; Data on file RP2D: recommended phase 2 dosing 14

VS-6766 3.2 mg + Defactinib 200 mg Selected as RP2D

Treatment Related Adverse Events Occurring in ≥ 10 Patients (Total) Q4 2020 Update

Treatment Related Adverse Events Details* (≥10% patients in cohort 3.2mg 6766 and Def 200mg)	VS-6766 3.2mg Def 400mg Cohort 2b n=3		VS-6766 4mg Def 200mg Cohort 2a n=23		RP2D VS-6766 3.2mg Def 200mg n=38	
	Gr1/2	Gr3/4	Gr1/2	Gr3/4	Gr1/2	Gr3/4
Rash	3		18	3	32	2
CK Elevation	1		10	4	19	2
AST Elevation	1		11	1	13	
Hyperbilirubinemia	1		8	1	14	1
Visual Disturbance	2		7		9	
ALT Elevation	1		10		5	
Diarrhoea	1		6		14	1
Fatigue			10		8	1
Oral Mucositis^			7	2	11	
Nausea	2		9		5	
Peripheral Edema			6		10	
Thrombocytopenia			4		6	
Pruritus			3	1	5	

- Most Adverse Events (AE) were Grade 1/2
  - All changes were reversible
- No DLTs in Cohort 1 or 2a
- DLTs Cohort 2b: Gr 2 rash in 2/3 of patients; MTD not reached
- Chronic Grade 2 AEs in patients on treatment > 6 months
- To date, no patients have discontinued due to AEs in expansion phase (cohort 3.2mg VS-6766 and Def 200mg)

RP2D

- **VS-6766 3.2 mg** oral twice wkly (3 wks of every 4 wks)
- **Defactinib 200 mg** oral BID (3 wks of every 4 wks)

*AEs were graded by NCI CTC v4; highest grade only recorded for each patient; AEs presented in ≥10% Patient (cohort 3.2mg 6766 and Def 200mg) data preliminary and subject to change;
^also includes glossitis/mouth ulcers
References: Banerji, Q4 2020 report; Data on file

15

VS-6766 in Combination with Defactinib Shows Robust ORR with Durability in Refractory LGSOC with Expanded Number of Patients (n=17) Response by RECIST 20 Response (% change from baseline) 0 Time on Treatment G12D G12D G12A G12V -10 -20 -30 -40 -50 -60 -70 G12D * # WT * WT * Undocumented *D33E, I24N * G12D G12D WT * # G12D Partial Response Stable Disease Time to response 024681012141618202224262830 Time (months) Continuing on treatment * WT * WT WT G12V *Continuing on treatment #Approaching PR Previous MEK inhibitor treatment KRAS-G12 mutations ORR = 56% (5/9); data still maturing Current ORR = 41% (7/17); data still maturing 5/9 PRs in pts who had previous MEKi1 0246810121416182022242628303234 Time on Treatment (months) 1 9/17 (53%) still on study2 3 pts on treatment for ~2 yrs or more Patients came off prior MEKi treatment primarily for progression 2 Data cutoff date August 17, 2020

KRAS Mutated (mt) and Wild Type (wt), Phase 2, Recurrent LGSOC Adaptive Design for Potential Accelerated Approval

Verastem Oncology

- Recurrent LGSOC
- Measurable disease (RECIST 1.1)
- Prior MEKi allowed
- Approximately 32 subjects

Selection Phase*

Defactinib+VS-6766

Defactinib 200 mg PO BID 21/28 days + VS-6766 3.2 mg PO 2x/wk 21/28 days

VS-6766 Mono

VS-6766 4.0 mg PO 2x/wk 21/28 days

Expansion Phase**

Selected Regimen based on ORR

Additional 20-30 subjects with KRAS mt

Additional 36-56 subjects with KRAS wt

Total Range of Subjects: 88 - 118

Primary Endpoint ORR

Hierarchical evaluation of:

1) In KRAS mt subjects
2) All subjects (KRASmt & wt)

FDA Was Supportive of Development Strategy and Adaptive Design

This Registration-directed Phase 2 Study Commenced in November 2020 with an estimated Primary Completion Date for the Expansion Phase of June 2023 (clinicaltrials.gov)

* Selection Phase – KRAS mt only

** Expansion Phase – final sample size to be adjusted based on adaptive design

17

VS-6766 +/-Defactinib in NSCLC

High Unmet Need in Refractory KRASm NSCLC Adenocarcinoma

Verastem Oncology

NSCLC Adenocarcinoma[3]


US Annual Incidence[1,2]: 92K
WW Annual Incidence[1,2]: 836K
% of Patients
15
10
5
0
G12C G12V G12D G12A G13C G12S G13D
KRAS Mutation

KRAS Mutations Represent 25% of Lung Cancer Adenocarcinoma (EGFR 17%, ALK 7%)[4]

Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping[5]


EGFR/ALK/ROS1/B RAF (targeted)
Non-targeted PD-(L)1 ≥ 1%
Non-Targeted PD-(L)1 < 1%
Appropriate targeted agent
PD-(L)1 single agent or PD-(L)1 + chemo
Chemo ± PD-(L)1
Recurrence
Prior PD-(L)1
No Prior PD-(L)1
Chemotherapy
Docetaxel
Gemcitabine
Pemetrexed
PD-(L)1
Recurrence
Chemotherapy or clinical trials

- SOC in recurrent disease is chemotherapy
- Pre-PD-(L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30–45%

[1] Globocan, 2018
[2] https://www.ncbi.nlm.nih.gov/books/NBK519578/
[3] TCGA PanCancer Atlas (cBioPortal analysis)
[4] www.thelancet.com Vol 389 January 21, 2017
[5] Adapted from NCCN Non-small cell lung cancer guidelines Version 3.2020

19

VS-6766 Inhibits CRAF - The key driver of KRAS-G12V mutant NSCLC

A Precision Approach to KRAS-G12V Driven NSCLC



KRASG12V
CRAF
BRAF
PI3K
MEK/ERK
AKT/mTOR
Tumor Growth

- $KRAS^{G12V}$ signals mainly through RAF/MEK in contrast to other variants, such as KRAS-G12D, which signal more through PI3K/AKT
- $KRAS^{G12V}$ models are especially dependent on CRAF

RAF family

IC_{50}(CRAF●): 0.056 ± 0.016 µmol/L

IC_{50}(BRAF□): 0.019 ± 0.0030 µmol/L

IC_{50}(BRAF V600E▲): 0.0082 ± 0.0015 µmol/L



120
100
80
60
40
20
0
-20
% Inhibition
0.001
0.01
0.1
1
VS-6766 conc. (µmol/L)

CRAF Drives $KRAS^{G12V}$ NSCLC[1,3]



CRAF KO vs. WT
Survival (%)
c-Raf lox/lox
c-Raf +/+
+83% ↑OS
Age (weeks)
BRAF KO vs. WT
Survival (%)
B-Raf lox/lox
B-Raf +/+
Age (weeks)

CRAF, but not BRAF, ablation improves survival of mice with $KRAS^{G12V}$ induced lung cancer *in vivo*

Source: Ishii et al. *Cancer Res* (2013), Blasco, R. B. et al. *Cancer Cell* (2011), Lito, P. et al. *Cancer Cell* (2014), Sanclemente, M. et al. *Cancer Cell* (2018)

20

Strong Signal Identified in KRASG12V to Be Further Validated VS-6766 ± Defactinib Has a Confirmed 57% ORR in KRASG12V NSCLC in Integrated Analysis Best Response by RECIST in KRASG12V NSCLCTime on Treatment for KRASG12V NSCLC Best Response (% Change from Baseline) 0% -10% -20% -30% -40% -50% -60% -70% -80% NSCLC (57% ORR; N=7) 0%0% -8% -38%-38% Mono = VS-6766 Monotherapy1 Combo = VS-6766 + Defactinib2 March 2020 ** -61%* -68%* Mono Mono Combo Mono Combo Mono Mono Weeks on Treatment * 18 18 18 17 7 * 214 58 MonoMonoMonoComboMonoComboMono All Confirmed Responses 0510152025303540455055 *On Treatment 60 Preclinical evidence suggests combination with Defactinib may improve efficacy in KRASG12V Activity of VS-6766 as a single agent and in combo with Defactinib in KRASG12V Source: 1 Guo, et al Lancet Oncology 2020 2 Banerji, AACR VM 1, April 27, 2020, CT143 21

NSCLC Clinical Strategy: KRAS Mutant (mt), Enriched G12V, Phase 2, Recurrent NSCLC for Potential Accelerated Approval

Verastem Oncology

Selection Phase | **Expansion Phase**

- Recurrent NSCLC
- 1-2 prior regimens
- 1 prior platinum-containing chemo;
- Prior CPI unless contraindicated
- Measurable disease (RECIST 1.1)
- Appropriate approved therapy for other relevant mutations
- No prior MEKi, no prior KRAS-specific targeted therapy
- No untreated CNS metastases
- ECOG OS 0-1

Selection Phase:

Defactinib+VS-6766[1]
KRAS mt G12V
N=16

VS-6766[2]
KRAS mt G12V
N=16

Defactinib+VS-6766[1]
KRAS mt non-G12V
N=25, maximum

Expansion Phase:

KRAS Mutant – G12V
Selected Regimen based on ORR

KRAS Mutant – non-G12V
- Exploratory mutation-specific cohort analyses for ORR

- **Final G12V sample size to be discussed with FDA**
- **Non-G12V Cohorts TBD based on results of exploratory analysis**

This Registration-directed Phase 2 Study commenced December 2020 with an estimated Primary Completion Date for the Expansion Phase of March 2023 (clinicaltrials.gov)

[1] Defactinib 200 mg PO BID (21/28 days) + VS-6766 3.2 mg PO 2x/wk (21/28 days)
[2] VS-6766 4.0 mg PO 2x/wk (21/28 days)

22

Future Opportunities: VS-6766 as Backbone of RAS Therapy

Vertical Blockade:Preclinical synergy in combination with several promising targets VS-6766 + pan-HERi (Afatinib) VS-6766 + SHP2i (RMC-4550) VS-6766 + SOS1i (BI-3406) VS-6766 + Afatinib Combined Synergy Score VS-6766 + BI-3406 100% (6/6) Combined Synergy Score 60% (3/5) 83% (5/6) 20 0 H2122 H1373 MIAPACA2 H358 SW1573 HPAC ASPC1 A427 HPAFII SKLU1 PANC0327 H2291 CFPAC1 H2444 CAPAN2 H441 20 0 H2122 MIAPACA2 H358 H1373 SW1573 A427 HPAC HPAFII SKLU1 ASPC1 PANC0327 CFPAC1 H2444 H2291 CAPAN2 H441 Indication VS-6766 + AMG 510 KRAS G12D KRAS G12V Indication KRAS G12C KRAS G12D KRAS G12V VS-6766 + G12Ci (AMG 510) VS-6766 + G12Ci (MRTX849) VS-6766 + ERK1/2i (LY3214996) Combined Synergy Score Combined Synergy Score 4040 3030 2020 1010 H2122 SW837 H1373 SW1573 H358 H2030 MIAPACA2 H2122 SW837 SW1573 H358 MIAPACA2 H1373 VS-6766 + LY-3214996 VS-6766 + MRTX849 Combined Synergy Score 30 20 10 0 -10 -20 100% (5/5) 60% (3/5) 66% (4/6) Synergy Antagonism NSCLC H2122 SW1573 H1373 MIAPACA2 H358 ASPC1 HPAFII A427 HPAC SKLU1 CAPAN2 CFPAC1 H2291 PANC0327 H2444 H441 Presented at RAS-Targeted Drug Discovery (February 23-25, 2021) Indication Indication Indication KRAS G12C KRAS G12D KRAS 24 G12V

Preclinical synergy of VS-6766 + G12C inhibitors in KRAS G12C mt models

Synergy of VS-6766 + G12C inhibitor AMG 510 across G12C mutant NSCLC, CRC & Pancreatic cancer cell lines

Cell line	Indication	Sensitivity to G12C inhibitors	Combined Synergy Score: VS-6766 + AMG 510	Combined Synergy Score: VS-6766 + MRTX849
H2122	NSCLC	Moderately sensitive	44.7	44.6
H1373	NSCLC	Sensitive	10.0	3.4
SW1573	NSCLC	Insensitive	8.6	12.0
H358	NSCLC	Sensitive	6.9	5.4
H2030	NSCLC	Moderately sensitive	5.1	ND
SW837	CRC	Sensitive	16.1	18.5
MIAPACA2	Panc	Sensitive	2.3	5.3

ND: not determined

VS-6766 + AMG 510 yields deeper and more sustained inhibition of ERK signaling pathway



4h
48h
AMG 510 – + – + – + – +
VS-6766 – – + + – – + +
p-ERK
Total ERK
Actin

H2122 KRAS G12C mutant NSCLC

Concentrations Tested
AMG 510: 100 nM
VS-6766: 100 nM

VS-6766 & FAKi potentiate AMG 510 efficacy in KRAS G12C mutant NSCLC in vivo; Tumor regression in all mice with triple combination



Tumor volume (mm3 +/- SEM)
2000
1500
1000
500
0
0 5 10 15 20 25 30
Days after cell inoculation
Vehicle
VS-6766
AMG510
AMG510 + FAKi
AMG510 + VS-6766
AMG510 + VS-6766 + FAKi
Doses Tested
Trametinib: 0.3 mg/kg QD
VS-6766: 0.3 mg/kg QD
FAKi: 50 mg/kg BID
AMG 510: 30 mg/kg QD



H2122 KRAS G12C mutant NSCLC
Response @ Day 10
Response (% change from baseline)
400
300
200
100
20
0
-30
-100
1 SD
2 SD
1 SD
1 SD
1 SD
1 PR
8 SD
2 PR
4 SD
3 PR
2 SD
4 PR
10 PR
Vehicle
Trametinib
VS-6766
FAKi
AMG510
AMG510 + Trametinib
AMG510 + VS-6766
AMG510 + FAKi
VS-6766 + FAKi
AMG510 + VS-6766 + FAKi

Presented at RAS-Targeted Drug Discovery (February 23-25, 2021)

25

Parallel Pathway Blockade: Two synergistic combinations already progressed to clinical stage

Verastem Oncology



Growth factors
Extracellular Matrix
RTK
Integrin
β
α
EGFRi
FGFRi
SHP2i
SOS1i
FAK
FAKi
P
SRC
G12Ci
RAS
RAFi
RAF
VS-6766
MEKi
MEK
PI3K
AKT
AKTi
ERKi
ERK
mTOR
mTORi
RhoA, YAP, etc.
Tumor Growth



VS-6766 + p70S6K/AKTi (M2698)
80% (4/5)
80% (4/5)
66% (4/6)
Combined Synergy Score
SW1573 H1373 H358 MIAPACA2 H2122 A427 SKLU1 HPAFII ASPC1 HPAC H2291 H2444 CAPAN2 H441 PANC0327 CFPAC1
Indication
KRAS G12C
KRAS G12D
KRAS G12V
VS-6766 + mTORi (Everolimus)
80% (4/5)
30% (3/5)
100% (6/6)
Combined Synergy Score
SW1573 MIAPACA2 H358 H1373 H2122 A427 HPAFII SKLU1 ASPC1 HPAC CAPAN2 H2444 H2291 H441 PANC0327 CFPAC1
Indication
KRAS G12C
KRAS G12D
KRAS G12V
VS-6766 + FAKi (Defactinib)
40% (2/5)
20% (1/5)
83% (5/6)
Combined Synergy Score
MIAPACA2 H358 H1373 SW1573 H2122 HPAC A427 ASPC1 HPAFII SKLU1 CFPAC1 H2291 H441 H2444 PANC0327 CAPAN2
Indication
KRAS G12C
KRAS G12D
KRAS G12V
VS-6766 + CDK4/6i (Palbociclib)
100% (5/5)
100% (5/5)
50% (3/6)
Combined Synergy Score
H2122 MIAPACA2 H1373 H358 SW1573 A427 HPAC ASPC1 HPAFII SKLU1 CFPAC1 CAPAN2 H2291 PANC0327 H441 H2444
Indication
KRAS G12C
KRAS G12D
KRAS G12V
Synergy
Antagonism
NSCLC
Panc

Presented at RAS-Targeted Drug Discovery (February 23-25, 2021)

26

High Priority Lead Indications with Multiple Growth Opportunities

Verastem Oncology

High Priority Indications Supported by Initial Data

Registration-Directed Trials Initiating in 4Q20

- LGSOC[1,2]
- KRAS^{G12V} NSCLC[1,2]


Today
Future
Future
Future
VS-6766
±
Defactinib

Expansion Opportunities

- Pancreatic[1,2] (10 pt cohort initiated)
- KRAS mt endometrial[1] (10 pts initiated)
- Uveal Melanoma[2] (IST initiated)
- BRAF mt melanoma[1,2]
- NRAS mt melanoma
- RAF mt prostate[2]

Other Mutation Opportunities

- GNAQ mutations in uveal melanoma2
- NF1 mutations in melanoma
- MAP3K1 mutations in breast cancer

Other Combinations

- Anti-PD-1[1,2]
- KRAS^{G12C} inhibitors[2]
- Everolimus[1,2]
- SHP2 inhibitors[2]

[1] Supported by clinical data
[2] Supported by preclinical data

27

Corporate

Key Financial Statistics As of September 30, 2020 Revised to include Hercules Debt Repayment

BackupSlides www.verastem.com

High Unmet Needs in RAS/RAF/MEK/ERK-Driven Cancers



KRAS-mutant Cancers[1]
NSCLC Incidence[3,5]: 194K
31%
Pancreatic Incidence[5]: 58K
98%
Uterine Endometrioid Incidence[4,5]: 59K
21%
Colorectal Incidence[5]: 105K
45%
Ovarian Incidence[5]: 22K
5%
NRAS-mutant Cancers[1]
Melanoma Incidence[5]: 108K
28%
Multiple Myeloma Incidence[5]: 32K
20%
BRAF-mutant Cancers[2]
Melanoma Incidence[5]: 108K
60%
Ovarian Incidence[5]: 22K
35 – 60%
Papillary Thyroid Incidence[5,6]: 42K
30 – 80%

Breadth of potential opportunity

- 30% of all human cancers are driven by mutations of the RAS family of genes

Established prognostic significance

- Patients with mutations of the RAS family have an overall worse prognosis

Challenges with conventional approaches

- Modest progress; limited number of approved therapies
- Single agent therapies (e.g.,, MEK inhibitors) associated with resistance
- Tolerable combination regimens with MEK inhibitors have been challenging
- Current RAS inhibitors in development address only a minority of all RAS mutated cancers

Incidence Sources:

[1]Reference for RAS mt frequencies – Cox et al. *Nature Reviews* 13: 828, 2014; [2]Reference for BRAF mt frequencies – Turski et al. *Mol Cancer Ther* 15: 533, 2016
[3]85% of lung cancer is NSCLC (Lu et. al. *Cancer Manag Res.* 2019); [4]90% of all uterine cancers are of the endometrial type (ACS); [5]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [6]8 out of 10 thyroid cancers are of the papillary type (ACS)

References:

McCormick F Clin Cancer Res 15April2015; Adderley H et al. EBioMedicine 01Mar2019; Papke B et al. Science 17Mar2017; Ryan M et al. *Nature Reviews Clinical Oncology* 01Oct2018; NIH cancer.gov/research/key-initiatives/ras

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KRAS G12V and G12D Represent ~50% of KRAS Mutations across Human Cancers32 % frequency in a total of 780 cancer patients with KRAS mutations1 Pancreatic Adenocarcinoma1 30 % of patients 20 10 21.40% G12V 25.30% G12D 5.10% G12A 13.30% G12C 2.70% Q61H 32.20% Others 0 KRAS Mutation Uterine Endometrioid Carcinoma1 10 % of patients Annual Incidence2,3: 659K 4 2 32 90% of all uterine cancers are of the endometrial type (ACS) Cancer Statistics 2020 (Siegel et al. CA Cancer J Clin 2020; 70:7-30) 0 KRAS Mutation

VS-6766 and FAK inhibitor combination leads to more robust anti-tumor efficacy in vivo QD QD NSCLC cancer model (H2122 KRAS(G12C) mutant) Uveal melanoma model (92.1 GNAQ mutant) 500 400 300 200 100 0 Vehicle Trametinib 1.5 mg/kg QD FAKi 50 mg/kg BID VS-6766 1.5 mg/kg QD VS-6766 + FAKi 600 Tumor volume (mm3 +/-SEM) 200 0 Vehicle Trametinib 0.3 mg/kg FAKi 50 mg/kg BID VS-6766 0.3 mg/kg VS-6766 + FAKi Vehicle Tramet Each i 051015 Days on treatment 051015 Days on treatment Tumor volume (mm3 +/-SEM) J. Paradis, AACR 2020 33

Overcoming Key Resistance Mechanisms to MEK Inhibitors

34


Growth factors
ECM
RTK
Integrin
β
α
GPCR
FAK
RhoA
Gαq
P
Y397
SRC
RAS
RAC
RAF
PAK1
MEK
ERK
RhoA
YAP
Proliferation/Survival/Migration

= Feedback Reactivation


p-FAK
150
100
50
0
H-Score
Pre dose
Post VS-6766
Post combination

- MEK inhibition induces compensatory activation of pFAK preclinically and clinically
  - Trametinib induced ↑ pFAK (Y397) preclinically in KRAS mt NSCLC cell lines
  - **Also observed in patients**
    - **VS-6766 induced ↑ pFAK (Y397) as a potential resistance mechanism in the majority of patients**
    - **Combination with defactinib reduced this compensatory pFAK signal**

References:
Banerji, BTOG Dublin, Jan 23, 2019
Banerji, AACR VM 1, April 27, 2020, CT143

34

Pharmacokinetic Profiles of VS-6766 + Defactinib in Combination Similar to that seen in Single Agent Studies 35 VS-6766 Cohort Dose (mg) N Subject AUClast (h*ng/mL) Cmax (ng/mL) 1 200 (with 3.2mg RO) 3 Mean 2071 273 CV% 103 80 2a 200 (with 4mg RO) 5 Mean 2252 318 CV% 124 117 2b 400 (with 3.2mg RO) 3 Mean 2807 360 CV% 31 32 35 Reference: Banerji, AACR VM 1, April 27, 2020, CT1

VS-6766 in Combination with Defactinib Shows Robust ORR with Durability in Refractory LGSOC at Phase 2 Dose Level All patients on RP2D:3.2 mg VS-6766 (2x/wk) + 200 mg Defactinib (BID) q3/4 wks Response by RECIST 20 10 FRA101002 Time on Treatment * G12A FRA101001 0FRA101025 * # WT G12V -10 FRA101024 WT -20 -30 -40 -50 -60 -70 FRA101028 FRA101032 FRA101033 FRA102010 FRA101035 FRA101037 FRA101038 * Undocumented D33E, I24N G12D G12D # G12D WT WT Partial Response Stable Disease Time to response Continuing on treatment #Approaching PR Previous MEK inhibitor treatment 024681012141618202224262830 Time (months) 0246810121416182022242628303234 Time on Treatment (months) Response (% change from baseline) ORR in KRAS mt = 50% (3/6); data still maturing Current overall ORR = 45% (5/11); data still maturing 9/11 (82%) still on study at RP2D1 2 pts on treatment for 2.5 yrs 1 Data cutoff date August 17, 2020

Status: Combination of VS-6766 with Everolimus (mTOR inhibitor) Synergy of VS-6766 + everolimus observed broadly across cancer cell lines with various KRAS mutation variants A well-tolerated RP2D for VS-6766 + everolimus has been established with intermittent dosing of both agents (twice weekly; 3 wks on/1 wk off) KRAS mutant NSCLC expansion cohort is currently ongoing with VS-6766 + everolimus VS-6766 + Everolimus Synergy Antagonism Presented at RAS-Targeted Drug Discovery (February 23-25, 2021) NSCLC Panc 37

VS-6766 upregulates MHC Class I antigens on tumor cells: a mechanism for potentiation of I/O efficacy 6 Relative mRNA Levels 4 B2M 8 Relative mRNA Levels VS-6766 6 HLA-A 4 2 0 A549TOV21g SKMEL5IGR1WM115 KRAS mtBRAF mt TAP-1 6 Relative mRNA Levels 4 2 0 Relative mRNA Levels 2.0 1.5 Cell Line Tumor type RAS/RAF mutation status A549 Lung KRASmut G12S TOV21g Ovarian KRASmut G13C SKMEL5 Melanoma BRAFmut V600E IGR-1 Melanoma BRAFmut V600E WM115 Melanoma BRAFmut V600E KRAS mtBRAF mt TAP-2 DMSO VS-6766 2 0 A549TOV21g SKMEL5IGR1WM115 1.0 0.5 0.0 A549TOV21g SKMEL5IGR1WM115 VS-6766 @ 1 µM (except SKMEL5 and IGR-1, 300 nM) KRAS mtBRAF mt KRAS mtBRAF mt

Strong Patent Protection for VS-6766 ± Defactinib 39 COM for VS-6766 to 2027 & defactinib to 2028, Hatch Waxman should extend to 2032 VS-6766 intermittent dosing regimen until 2038 if granted FAK/MEK combination to 2035 VS-6766/defactinib combination until 2040 if granted Method of manufacture for VS-6766 to 2032 Other activity related to patent protection is ongoing and will continue into the future

Experienced Senior Management Team Brian Stuglik Chief Executive Officer Global VP & Chief Marketing Officer – Lilly Oncology Founding Member – Proventus Health Solutions Daniel Paterson President and Chief Operating Officer CEO – The DNA Repair Co. (now On-Q-ity) PharMetrics (now IMS), Axion Rob Gagnon Chief Business and Financial Officer CFO – Harvard Bioscience, Clean Harbors VP of Finance – Biogen Idec Cathy Carew Chief People & Organizational Strategy Officer Principal – HR Collaborative Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan Jonathan Pachter, Ph.D. Chief Scientific Officer Head of Cancer Biology – OSI (now Astellas) Hagop Youssoufian, MSc, M.D. Head of Medical Strategy CMO, BIND Therapeutics, EVP, Progenics, CMO & EVP, Ziopharm Oncology, SVP, Imclone